UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2013

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	90-0748351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 675-8198
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 2, 2013, the board of directors of First Liberty Power Corp. (“Company”) approved, and on August 30, 2013, the shareholders of the Company approved, an amendment to the Company’s Articles of Incorporation, permitting the creation of up to 10,000,000 shares of “blank check” preferred stock, par value of $0.001 per share (the “Blank Check Preferred Shares”) which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as may be fixed by the Company’s Board of Directors, together with an increase in the Company’s number of authorized shares of common stock from 540,000,000 to 1,080,000,000.   This amendment to the Articles of Incorporation were filed with the Secretary of State of the State of Nevada on September 13, 2013.

On March 30, 2014, the board of directs approved, and on April 4th the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada, which sets forth the rights, preferences and privileges of a class of the Company’s preferred stock.  Such class was designated as the “Series A Preferred Stock” and the number of shares constituting such series was 5,000,000 shares.  Holders of Series A Preferred Stock will be entitled to a preference over all of the shares of the Company’s common stock of the Company and shall rank pari passu with any other series of the Company’s Preferred Stock.   The holders of common stock and the holders of Series A preferred stock vote together as a single class with the holders of the Series A preferred stock having eighty (80) votes per share of Series A preferred stock and the holders of common stock having 1 vote per share of common stock. The shares of Series A Preferred Stock shall be convertible, at any time, and/or from time to time, with each one (1) Series A preferred share convertible into one (1) share of the Company's common stock, par value $0.001 per share
No shares of Series A preferred stock have been issued as of the filing date of this report.

The foregoing is a summary description of the rights and preferences of the Series A Preferred Stock and does not purport to be complete and is qualified in its entirety by reference to the Designation of Series A Preferred Stock, a form of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Designation of Series A Preferred Stock filed with the Nevada Secretary of State on April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: June 5, 2014	By:	/s/ Don Nicholson
	Name:	Don Nicholson
`	Title:	CEO